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                             THE VANTAGEPOINT FUNDS

       Supplement dated March 11, 2003 to the Statement of Additional Information dated May 1, 2002 as amended November 18, 2002

This supplement provides new information in addition to that contained in the Statement of Additional Information ("SAI") dated May 1, 2002 as amended November 18, 2002 and should be read in conjunction with that SAI.

The following information is added on page 24 of the SAI, after the section entitled "Tax Consequences."

DISTRIBUTIONS FROM INCOME PRESERVATION FUND

Dividends and distributions to shareholders are determined in accordance with income tax regulations. The Funds' Board of Directors, in an effort to maintain a stable net asset value per share for the Income Preservation Fund, may declare, effective on the date of a distribution, a reverse split of the shares of the Income Preservation Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE